UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of the earliest event reported: NOVEMBER 6, 2003
                                                   ----------------


                         INTERNATIONAL TRAVEL CD'S, INC.

        (Exact Name of Small Business Issuer as Specified in Its Charter)


                        Commission file number: 000-33099


                COLORADO                                 84-1553046
      ------------------------------               ----------------------
      (State or Other Jurisdiction of                  (IRS Employer
      Incorporation of Organization)               Identification Number)


                           111 PRESIDENTIAL BOULEVARD
                                   SUITE 158A
                         BALA CYNWYD, PENNSYLVANIA 19004
                    (Address of Principal Executive Offices)


                                 (610) 771-0234
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Accountant.

         (i) On November 6, 2003, the Board of Directors of International Travel CD's, Inc. (the "Company") dismissed Cordovano and Harvey, P.C. ("Cordovano") as the Company's independent accountant.

         (ii) The reports of Cordovano regarding the Company's financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such reports were modified to express substantial doubt about the Company's ability to continue as a going concern.

         (iii) In connection with Cordovano's audits of the Company for the fiscal years ended June 30, 2003 and 2002, and during the interim period ended November 6, 2003, there were no disagreements with Cordovano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Cordovano, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company has requested that Cordovano furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated November 10, 2003, is filed as
Exhibit 16 to this Form 8-K.

(b) Engagement of Independent Accountant.

         (i) On November 10, 2003, the Board of Directors of the Company engaged L J Soldinger Associates ("Soldinger") as its independent accountant.

         (ii) During the fiscal years ended June 30, 2003 and 2002, the Company did not consult Soldinger regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Soldinger on the Company's financial statements, and Soldinger did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL TRAVEL CD'S, INC.


Dated: November 10, 2003                    /s/ Mark A. Bush
                                            ----------------
                                            Mark A. Bush
                                            President, Treasurer and Secretary